SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 22, 2000



                                AUTHORISZOR INC.
               (Exact name of registrant as specified in charter)



  DELAWARE                            33-28562                   75-2661571
(State or other jurisdiction      (Commission File No.        (IRS Employer
   of Incorporation)                                         Identification No.)



                                  1 JUSTIN ROAD
                        NATICK, MASSACHUSETTS 01760-5565
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (508) 650-3916





          (Former name or former address, if changed since last report)




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          Authoriszor  Inc. (the "Company")  hereby amends the following item in its Current Report on Form 8-K, dated February 22, 2000, as follows:

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL  STATEMENTS  OF  BUSINESSES   ACQUIRED.   The  financial
statements for WRDC Limited contained in the Prospectus forming a part of the Company's Registration Statement on Form S-1, File No.
333-32816, are incorporated herein by reference.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial statements contained in the Prospectus, at pages F-61 through F-63, forming a part of the Registration Statement on Form S-1, File No. 333-32816, are incorporated herein by reference.

         (c)      EXHIBITS

                  23.1     Consent of Brown Butler & Co.

                  23.2     Consent of Marcus Phillips.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTHORISZOR INC.
                                           (Registrant)


                                           By: /s/ Richard A. Langevin
Date:  May 8, 2000                             ---------------------------------
                                           President and Chief Executive Officer






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